                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 30, 2003


                                 AMERALIA, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-15474


            Utah                                            84-0631765
  --------------------------                            ------------------
(State or other jurisdiction                       (IRS Employer Identification
incorporation or organization)                               Number)


                  20971 E. Smoky Hill Rd, Centennial, CO 80015
               ---------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (720) 876-2373
               ---------------------------------------------------
               Registrant's telephone number, including area code:


                                 Not applicable
               ---------------------------------------------------
                 (Former Address of Principal Executive Offices)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On February 20, 2003, AmerAlia, Inc., through its indirect, wholly-owned subsidiary, Natural Soda, Inc., purchased the assets of White River Nahcolite Minerals Ltd. Liability Co. and certain related contracts held by IMC Chemicals Inc. with short-term financing provided by funds associated with The Sentient Group of Grand Cayman. Natural Soda, Inc. is owned by Natural Soda Holdings, Inc., itself a wholly owned subsidiary of AmerAlia. WRNM and IMC Chemicals are subsidiaries of IMC Global, Inc.

         The original terms of the short-term financing required repayment on March 24, 2003, however, the parties extended the repayment date to April 17, 2003, then to May 31, 2003 and monthly thereafter through September 30, 2003.

         As reported in our filing on Form 8-K of February 20, 2003, the acquisition was accomplished under a closing agreement between The Sentient Group, AmerAlia and Natural Soda Holdings that included the terms of this short term financing. Currently, the parties are renegotiating the terms under which this short term financing will become long term financing and delays in finalising these terms have necessitated an additional extension. Consequently, the parties have agreed to extend the due date of the short-term financing until October 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

Not applicable.

(b)      Pro forma financial statements.

Not applicable.

(c)      Exhibits.

1.  +    Seventh Extension Agreement dated September 30, 2003, between
         AmerAlia, Inc., Natural Soda Holdings, Inc. (formerly Natural Soda, Inc.), Sentient Global Resource Fund I, LP and Sentient Global Resource Trust No. 1

+    Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERALIA, INC.



September 30, 2003                   By: /s/ Robert van Mourik
                                        ---------------------------------------
                                        Robert C.J. van Mourik,
                                        Executive Vice President


                                       2

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
1.  +      Seventh Extension Agreement dated September 30, 2003, between
           AmerAlia, Inc., Natural Soda Holdings, Inc. (formerly Natural Soda,
           Inc.), Sentient Global Resource Fund I, LP and Sentient Global Resource
           Trust No. 1


+    Filed herewith.